SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Xybernaut Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033
                    ----------------------------------------

                    Notice of Annual Meeting of Stockholders

                                 August 28, 1997
                    ----------------------------------------

        NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033, on Thursday, August 28, 1997, 10:00 a.m., to consider and act upon the following:

        1. Approval of an amendment to the Company's Bylaws to provide for the classification of the Board of Directors of the Company into three classes, as more fully set forth in the accompanying Proxy Statement;

        2. The election of the nine (9) persons named in the accompanying Proxy Statement to serve as the Board of Directors of the Company. If the amendment to the Company's Bylaws to create a classified Board of Directors is approved by the Stockholders, the directors will be elected to a classified Board of Directors, with three directors being elected for a term of one year, three directors being elected for a term of two years and three directors being elected for a term of three years, and until their successors are duly elected and qualified. In the event such proposal is not approved, all nine (9) persons named in the accompanying Proxy Statement will be elected to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

        3. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000 and the number of authorized shares of Preferred Stock from 5,000,000 to 6,000,000;

        4. Approval of the Company's 1997 Stock Incentive Plan, which provides for up to 1,650,000 shares of the Company's Common Stock to be issued to key employees, consultants and directors of the Company, as more fully set forth in the accompanying Proxy Statement; and

        5. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record of the Common Stock, $.01 par value, of the Company at the close of business on August 7, 1997 are entitled to receive notice of and to attend the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated:   August 11, 1997

                                         By Order of the Board of Directors

                                         JAMES J. RALABATE
                                         Secretary


================================================================================
                                    IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.
================================================================================

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033

                    ----------------------------------------
                                 Proxy Statement
                         Annual Meeting of Stockholders
                                 August 28, 1997
                    ----------------------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xybernaut Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of the Company 12701 Fair Lakes Circle, Fairfax, Virginia 22033 on Thursday, August 28, 1997 at 10:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

        The principal executive offices of the Company are located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is August 11, 1997.

        A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

        Stockholders of record as of the close of business on August 7, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 14,259,112 outstanding shares of Common Stock, $.01 par value ("Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. By virtue of their holdings of Common Stock, the officers and directors of the Company will be able to pass the proposals being submitted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

        Proxies submitted that are voted to abstain with respect to the matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to such matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth as of August 7, 1997 certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, (iii) the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.


                                          AMOUNT OF SHARES
                                            BENEFICIALLY
NAME(1)                                        OWNED            PERCENTAGE OWNED
-------                                   ----------------      ----------------

Edward G. Newman(2).......................   3,949,200               31.6%
John F. Moynahan(3).......................      90,000                 *
John W. Williams..........................      10,000                 *
Lt. Gen. Harry E. Soyster (Ret.)..........      25,000                 *
James J. Ralabate(4)......................      50,000                 *
Keith P. Hicks............................     368,000                2.6%
Steven A. Newman(5).......................   1,617,940               11.3%
Phillip E. Pearce.........................         ---                ---
Jacques Rebibo(6).........................     187,500                1.3%
Eugene J. Amobi...........................     300,000                2.1%
Frances C. Newman(7)......................     776,950                5.4%
Martin Eric Weisberg......................         ---                ---
Officers and directors (10 persons).......   7,954,590               55.5%

-----------------------
*       Less than 1%

(1) The address for Messrs. Edward G. Newman and Moynahan and Mrs. Newman is 12701 Fair Lakes Circle, Suite 550, Fairfax, Virginia 22033; the address for Mr. Steven A. Newman is 303 Avenida Cerritos, Newport Beach, California 92660; the address for Mr. Hicks is 4121 Roberts Road, Fairfax, Virginia 22032; the address for Mr. Rebibo is 7216

        Dulany Drive, McLean, Virginia 22101; the address for Mr. Amobi is 100 Jade Drive, Wilmington, Delaware 19810; the address for Mr. Ralabate is 5792 Main Street, Williamsville, New York 14221; the address for Mr. Pearce is 6624 Glenleaf Court, Charlotte, North Carolina 28270; the address for Lt. Gen. Soyster (Ret.) is 1201 E. Abingdon Drive, Suite 425, Alexandria, Virginia 22314; and the address for Mr. Weisberg is 1211 Avenue of the Americas, New York, New York 10036.

(2) Includes 200,000 shares owned by a trust for Mr. Newman's children. Excludes 776,950 shares owned by Mr. Newman's wife, Frances C. Newman and 580,000 shares owned by a trust established by Mr. Newman. See footnote 7 below.

(3) Includes 80,000 shares of Common Stock subject to acquisition by Mr. Moynahan at $.01 per share pursuant to a stock option.

(4) Does not include $93,250 fees and disbursements paid to Mr. Ralabate for legal services rendered to the Company for the year ended December 31, 1996.

(5)     Includes 100,000 shares owned by a trust for Dr. Newman's children.

(6) Includes 17,500 shares owned by Mortgage Investment Corp., an affiliate of Mr. Rebibo, and 10,000 shares owned by the profit sharing plan of Rebibo and another individual.

(7)     Frances C. Newman is the wife of Edward G. Newman.

                        ACTION TO BE TAKEN AT THE MEETING


               --------------------------------------------------
                                   Proposal 1

                  AMENDMENT TO THE COMPANY'S BYLAWS TO PROVIDE
                FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS
               --------------------------------------------------


        The Board of Directors of the Company at a meeting held on February 27, 1997 adopted a resolution approving a proposal to amend, subject to stockholder approval, Section 2.1 of Article II of the Bylaws of the Company to provide for the division of the Board of Directors into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors would be elected each year. Initially, members of all three classes will be first elected at the Meeting. Directors then elected to the first class would serve until the Annual Meeting of Stockholders to be held in 1998, and until their respective successors are elected and qualified. Directors initially elected to the second and third classes would serve until the Annual Meetings to be held in 1999 and 2000, respectively, and until their respective successors are elected and qualified. Commencing with the election of directors to the first class in 1998, each class of directors elected at an Annual Meeting would be elected to three-year terms.

        This summary of the terms and effect of establishing a classified Board of Directors does not purport to be complete and is subject to, and qualified in its entirety by reference to, the proposed amendment to Section 2.1 of Article II of the Company's Bylaws which is set forth under the heading "Proposed New
Article II, Section 2.1 to the Company's Bylaws" in Exhibit A of this Proxy Statement.

        The Board of Directors believes that the amendment to create a classified board are in the best interests of the Company and its stockholders. Board classification will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies. Following the adoption of the classified board structure, at any given time approximately two-thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy, because it will enhance the likelihood of continuity and stability in the composition of the Board and its policies. The Board of Directors believes that this, in turn, will permit the Board to more effectively represent the interests of all stockholders.

        With a classified Board of Directors, it will generally take a stockholder two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock by potential acquirers because its provisions could operate to prevent obtaining control of the Board in a relatively short period of time. Although this could provide the Board with more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock, this is not the reason why the Board is recommending Board classification. Classification is recommended because the Board believes it will enhance the quality and stability of the Board and will provide better opportunity for review of the Board member performance.

        As a result of classification's possible effect of discouraging some takeover bids or block purchases of stock by potential acquirers, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer which might involve a purchase price higher than the then current market price or a bidding contest between competing bidders. Moreover, to the extent classification discourages open market purchases of the Company's stock, stockholders may be deprived of temporary increases in the market price of the Company's stock. Classification will also make it more difficult for stockholders to change the Company's Board at a time when stockholders consider it desirable, unless stockholders show cause and obtain the requisite stockholder vote. Consequently, the proposed amendment will tend to perpetuate present management.

        The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of the proposal is in the best interest of the Company and its stockholders.

        The information concerning the current nominees for election as directors at the Meeting and the classes to which they would be elected is set forth under the caption "Proposal 2 Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Meeting will serve for a one-year term, and until their successors are duly elected and qualified.

REQUIRED VOTE

        Approval of the bylaws amendment requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS OF THE COMPANY.

                              -----------------------
                                    Proposal 2

                               ELECTION OF DIRECTORS
                              -----------------------


        If the proposed amendment to the Company's Bylaws are adopted by the stockholders (see Proposal 1), three separate classes of directors, designated as Class I, Class II and Class III, will be elected at the Meeting. The three directors nominated for Class I will serve for a one-year term expiring in 1997, the three directors nominated for Class II will serve for a two-year term expiring in 1998 and the three directors nominated for Class III will serve for a three-year term expiring in 1999, and in each case until their successors shall be duly elected and qualified. At each Annual Meeting of Stockholders subsequent to the meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders. Except for Martin Eric Weisberg, all of the nominees are currently directors of the Company whose term as directors expires at the Meeting.

        If the stockholders do not adopt the proposed amendment to the Bylaws, nine (9) directors will be elected at the Meeting as one class, each director to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's Bylaws. In such case, unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Edward G. Newman, Steven A. Newman, Moynahan, Soyster, Ralabate, Hicks, Pearce, Amobi and Weisberg as directors of the Company.

        Except for Mr. Weisberg, all of the nominees were elected directors at the 1996 Annual Meeting of Stockholders. The term of the current directors expires at the Meeting.

        The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

        The following table sets forth information about each executive officer, director and nominee for director of the Company.


                                  YEAR FIRST
                                  ELECTED OR   PRESENT POSITION WITH THE
NAME                AGE   CLASS    APPOINTED   COMPANY
----                ---   -----    ---------   -------

Edward G. Newman     54    III       1990      President, Chief Executive
                                               Officer and Chairman of the
                                               Board of Directors

                                            YEAR FIRST
                                            ELECTED OR   PRESENT POSITION WITH
NAME                        AGE    CLASS     APPOINTED   THE COMPANY
----                        ---    -----     ---------   -----------

John F. Moynahan             40      I         1994      Vice President, Chief
                                                         Financial Officer,
                                                         Treasurer and Director
Lt. Gen. Harry E. Soyster    61     II         1995      Director
(Ret.)(1)(3)
James J. Ralabate, Esq.      69     III        1995      Secretary and Director
Keith P. Hicks, Esq.(2)      74      I         1994      Director
Steven A. Newman,            51     III        1995      Director
M.D.(1)(2)(3)
Phillip E. Pearce (1)(2)(3)  68     II         1995      Director
Eugene J. Amobi              52     II         1996      Director
Martin Eric Weisberg         46      I          ---      ---

----------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.
(3)      Member of the Nominating Committee.


        Officers are appointed by and served at the discretion of the Board of Directors. Each director holds office until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

        Edward G. Newman has been the Company's President since March 1993, Chief Executive Officer and Chairman of the Board of Directors since December 1994, and a director since 1990. Mr. Newman served as Treasurer of the Company from 1993 to 1994. From 1984 to 1992 Mr. Newman was President of ElectroTech International Corporation, a software consulting firm. From 1973 to 1981 Mr. Newman was employed by Xerox Corporation in several management positions in office systems strategy, legal systems and international financial systems. Mr. Newman served with the Central Intelligence Agency from 1966 to 1972. Mr. Newman also has been an Executive Vice President of Tech International since 1990, and a director and Chief Executive Officer of Tech Virginia since 1994. See "Certain Transactions." Mr. Newman is a graduate of the University of Maryland (B.A.
1971) and the University of New Haven (M.B.A. 1984). Mr. Newman is the brother of Steven A. Newman, M.D., a director of the Company.

        John F. Moynahan joined the Company in October 1994, has served as a director since January 1995 and currently serves as the Company's Senior Vice President, Chief Financial Officer and Treasurer. From 1992 to 1994 Mr. Moynahan was Vice President and Treasurer of Joy Technologies Inc., a publicly-traded machinery and pollution control equipment manufacturer. From 1990 to 1992 he was Vice President and Chief Financial Officer of Sym-Tek Systems, Inc., a publicly-traded high technology company. Prior to that time, Mr. Moynahan was Treasurer of Fisher Scientific Group, Inc., a publicly-traded medical, health and research equipment manufacturer and distributor. Mr. Moynahan is a graduate of Colgate University (B.A. 1979) and New York University (M.B.A. 1982).

        Lt. Gen. Harry E. Soyster (Ret.) has been a director of the Company since January 1995. He is currently Director of Washington Operations and Vice President of International Operations of Military Professional Resources, Incorporated. From 1988 until his retirement in 1991, Lieutenant General Soyster (Ret.) was the Director of the United States Defense Intelligence Agency. Prior to that time, he was Commander of the United States Army Intelligence and Security Command and a Deputy Assistant Chief of Staff for Intelligence, Department of the Army. Lieutenant General Soyster (Ret.) is a graduate of the United States Military Academy at West Point (B.S. 1957), Penn State University (M.S. 1963), the University of Southern California (M.S. 1973) and the National War College (1977).

        James J. Ralabate, Esq. has been a director of the Company since January 1995 and currently serves as the Company's Secretary. Mr. Ralabate has been in the private practice of patent law since 1982. Prior to that time, Mr. Ralabate was General Patent Counsel for Xerox Corporation, responsible for worldwide patent licensing and litigation, and an examiner for the Patent Office. Mr. Ralabate is intellectual property counsel to the Company, and is a graduate of Canisius College (B.S. 1950) and The American University (J.D. 1959).

        Keith P. Hicks, Esq. has been a director of the Company since July 1994 and currently is a principal in C&H Properties and the owner of Hicks Bonding Co., Hicks Auctioneering Co. and Hicks Cattle Company. Mr. Hicks is a graduate of the University of Denver (B.A.1954) and LaSalle University School of Law (L.L.B. 1969).

        Steven A. Newman, M.D. has been a director of the Company since January 1995 and a consultant to the Company since January 1996. See "Business - Employees and Consultants." Dr. Newman was Executive Vice President and Secretary of the Company from December 1994 through October 1995. Dr. Newman also provides business, management and administrative consulting services to medical groups. Dr. Newman was President of Fed American, Inc., a mortgage banking firm, from 1988 to 1991. Dr. Newman has been a director of Tech Virginia since 1994. See "Certain Transactions." Dr. Newman is a graduate of Brooklyn College (B.A. 1967) and the University of Rochester (M.D. 1972). Dr. Newman is the brother of Edward G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors.

        Phillip E. Pearce has been a director of the Company since October 1995. Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. Prior to 1988 Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., a publicly-traded operator of medical diagnostic facilities and clinical laboratories, InfoPower International, Inc., a software development company and Starbase Company, a software development company. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and graduated from the Wharton School of Investment Banking at the University of Pennsylvania.

        Eugene J. Amobi has been a director of the Company since January 1996. Since 1983, Mr. Amobi has been President, a director and a principal stockholder of Tech International, which provides engineering, technical support and consulting services to government and domestic and international commercial clients. Mr. Amobi has been president and director of Tech Virginia since its spin-off from Tech International. Prior to 1983, Mr. Amobi was a Senior Engineer with E.I. DuPont de Nemours and a Managing Director of Stanley Consultants, an international engineering consulting firm. Mr. Amobi is a graduate of The Technion, Israel Institute of Technology (BS 1969), Princeton University (MS
1970) and Syracuse University (MBA 1973).

        Martin Eric Weisberg, Esq. is a partner of the law firm, Parker Chapin Flattau & Klimpl, LLP, which serves as general counsel to the Company. Mr. Weisberg specializes in the areas of securities, mergers and acquisitions, financing and international transactions and has been in the private practice of law for 22 years. Mr. Weisberg is a summa cum laude graduate of Union College (B.A. 1972) and received his law degree from The Northwestern University School of Law (1975), where he graduated summa cum laude, was Articles Editor of the Law Review and was elected to the Order of the Coif. Mr. Weisberg also attended The London School of Economics and Political Science.

ADVISORY BOARD

        The Advisory Board was established to provide council and support to the Board of Directors. The Advisory Board is established annually by the Board of Directors and the members are appointed by the Board of Directors. Its members include:

        Maarten Heybroek has been an advisor to the Board of Directors since 1992. Since 1986, Mr. Heybroek has been employed by Citibank, as Chief of Staff and Controller for consumer banking activities in Central Europe and, most recently, as Director, Compliance and Risk Management for Citibank's United States consumer banking operations. Prior to that time, Mr. Heybroek was Director, Finance-European Operations and then Director, Corporate Finance for Intergraph Corporation, a publicly-traded computer hardware and software firm, and with Xerox Corporation in a variety of financial and management positions. Mr. Heybroek is a graduate of Pace University.

        Dr. Andrew Heller is an advisor to the Board of Directors for a three-year term through May 5, 1998. Since 1989 Dr. Heller has been Chairman and Chief Executive Officer of Heller Associates, a consulting firm to high technology companies. From 1990 to 1993 Dr. Heller was Chairman and Chief Executive Officer of HaL Computer Systems, Inc., a software and hardware systems development company. From 1966 to 1989 Dr. Heller was employed by IBM (where he was the youngest person ever to be selected as an IBM Fellow) in a variety of positions including Corporate Director of Advanced Technology Systems, member of the Executive Committee on Technology, member of the Technical Review Board, and General Manager, Advanced Workstation Independent Business Unit. While at IBM, Dr. Heller created and ran the business unit that created the AIX (UNIX) operating system for IBM and the RISC RS/6000 family of workstations and servers, from which the current Power PC was developed. Dr. Heller is a director of Rambus, Inc., Cross/Z, Inc., Network Translation, Inc., EPR, Inc., Eco Instrumentation, Inc. and UDI Software, Inc. Dr. Heller has a three-year consulting agreement with the Company whereby Dr. Heller has agreed to provide strategic planning, business management, strategic product development and market and financial introduction services to the Company.

        General Richard H. Thompson (ret.) retired from the U.S. Army in 1987 after 43 years of service. His last assignment was as the Commander of the U.S. Army Material Command, an organization of 132,000 personnel at 171 locations worldwide with an annual budget in excess of $35 billion. Since his retirement, General Thompson has served on the Board of Directors of several companies, has consulted with many others, and has participated as a member of several Study Groups for the National Academy of Sciences and the House of Representatives. He is currently the Chairman and Chief Executive Officer and actively engaged in the operations of three companies he has established: Thompson Delstar Inc., TMI Asia, and TDIS.

        Dr. Will Stackhouse joined the Company in September 1996 and directs strategic partnerships, planning and technologies. Dr. Stackhouse held technology leadership positions with MCI and served on two Boards of Directors, Geodynamics Corporation and IEEE-USA. Dr. Stackhouse was a colonel in the U. S. Air Force, where he served as director of several satellite and telecommunications projects at the Jet Propulsion Laboratory and the Pentagon, including the multi-billion dollar MILSTAR and AFSATCOM programs, and was a highly-decorated fighter pilot. In 1979 he received national recognition from the President's Commission for the Handicapped for his outstanding research and services to the handicapped. In January 1991 he received a "Laurel" from Aviation Week and Space Technology for his efforts in "advancing critical U.S. based technologies." In October 1991 he received a "Professional Achievement Award" from IEEE for his work in advanced high-resolution digital systems. Dr. Stackhouse holds a B.S. in Engineering Science from the USAF Academy, a Masters of Science in Engineering Mechanics from the University of Michigan and a Doctor of Philosophy degree in Engineering Design and Bio-Engineering from Oxford University (England).

        Frances C. Newman, wife of President Edward G. Newman, was a cofounder of the corporation. Mrs. Newman has previously been a member of the board of directors, and currently serves as both assistant secretary to the board and manages facilities and community relations. Mrs. Newman previously held senior management positions in the areas of office management, business systems and marketing for Electro-Tech International Corporation and Tech International. She received a BA from the University of Maryland in 1969.

        Vice Admiral Stephan F. Loftus (ret.) retired from the United States Navy in May of 1994. Prior to that he served as the Deputy Chief of Naval Operations (Logistics). Vice Admiral Loftus held previous positions with the U.S. Navy as Commander, Fleet Air Mediterranean; Director, Office of Budget and Reports; and Director, Office of Program Appraisal. Vice Admiral Loftus presently serves as Executive Vice President of Quarterdeck Investment Partners, Inc. (specializing in merger/acquisitions) and The Spectrum Group (a strategic planning group). He consults for Lockheed Martin Corporation, SAIC, Johns Hopkins University - Applied Physics Lab, Systems Planning Corporation, and Global Planning Corporation. He is on the Board of Directors of AMSEC, Inc. and LLD, Inc., and serves as a member of the Logistics Panel for the Defense Science Board. Also, Admiral Loftus serves as the Chairman of the Board of Trustees at NMCCG Foundation.

COMPENSATION OF DIRECTORS

        The Company currently does not pay or accrue salaries or consulting fees to outside directors for each board or committee meeting attended. While it is the Company's intention to establish such payments eventually, it does not currently anticipate doing so. Any payments when implemented will be comparable to those made by companies of similar size and stage. The Company also has adopted an Omnibus Stock Incentive Plan in which directors are eligible to participate. See "Executive Compensation - Omnibus Stock Incentive Plan." Steven
A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation - Consulting Agreements."

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 1996, the Board of Directors of the Company held five meetings. All of the directors attended all meetings of the Board except that Eugene Amobi, Keith Hicks and Jacques Rebibo each missed one meeting and Gen. Soyster missed four. The Board has established Audit, Compensation and Nominating Committees.

        The functions of the Audit Committee include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and to report to the Board periodically with respect to such matters. The Audit Committee currently consists of Keith P. Hicks, Steven A. Newman and Phillip E. Pearce. The Audit Committee did not hold formal meetings, but had informal discussions from time to time during the fiscal year ended December 31, 1996.

        The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company and to administer the 1996 Omnibus Stock Incentive Plan. The Compensation Committee currently consists of Harry E. Soyster, Steven A. Newman and Phillip E. Pearce. The Compensation Committee did not hold formal meetings, but had informal discussions from time to time during the fiscal year ended December 31, 1996.

        The function of the Nominating Committee is to select and recommend to the Board of Directors appropriate candidates for election to the Company's Board of Directors. The Nominating Committee currently consists of Steven A. Newman, Phillip E. Pearce and Lt. Gen. Harry E. Soyster (Ret.).

                             SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

        Summary Compensation Table. The following sets forth the annual and long-term compensation for services in all capacities to the Company (i) for the fiscal year ended December 31, 1996, for the nine month transitional year ended December 31, 1995 and the fiscal years ended March 31, 1995 and 1994 of Edward
G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors, and (ii) for the fiscal year ended December 31, 1996, for the transitional year dated December 31, 1995 and the fiscal years ended March 31, 1995 and 1994 of John F. Moynahan, the Company's Vice President, Chief Financial Officer, Treasurer and a director. No other officer of the Company received annual salary and bonus exceeding $100,000 during the relevant periods.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                                                            AWARDS(1)
                                                                           ------------
                                                 ANNUAL COMPENSATION (1)
     NAME AND                                    -----------------------     OPTIONS        ALL OTHER
PRINCIPAL POSITION                        YEAR      SALARY        BONUS      (SHARES)      COMPENSATION
------------------                       ------  -------------   ---------   --------      ------------
Edward G. Newman                          1996    $149,635(1)     $- 0 -        - 0 -           $- 0 -
President and Chief Executive Officer     1995*   $112,500        $- 0 -        - 0 -           $- 0 -
  and Chairman of the Board of            1995    $ 68,750        $- 0 -        - 0 -           $- 0 -
  Directors                               1994    $ 26,500        $- 0 -        - 0 -           $- 0 -

John F. Moynahan                          1996    $139,688        $- 0 -        - 0 -           $- 0 -
Vice President, Chief Financial           1995*   $105,000        $- 0 -        - 0 -           $- 0 -
  Officer and Treasurer                   1995    $ 64,167        $- 0 -      200,000           $- 0 -
                                          1994         ---           ---          ---              ---


------------
*   Transitional year ended December 31, 1995.

(1) Compensation does not include (i) $50,084 paid to Frances C. Newman, wife of Edward G. Newman in 1996, and (ii) $87,314 paid by Tech of Virginia, as payment of accrued salaries and expenses.

        Option Grants Table. The following table sets forth information on grants of stock options during fiscal 1996 to John W. Williams, the Company's former Vice President and Chief Operating Officer; Phillip E. Pearce, a director; Jacques Rebibo, a director; Harry E. Soyster, a director; and Keith P. Hicks, a director. All such options are exercisable to purchase shares of Common Stock.

                                  PERCENT OF TOTAL   EXERCISE
                        OPTIONS    OPTIONS GRANTED      OR
                        GRANTED          TO         BASE PRICE
NAME                    (SHARES)    EMPLOYEES IN     ($/SHARE)   EXPIRATION DATE
                                        YEAR
                       ---------  ----------------  ----------  ----------------

John W. Williams        50,000          9.2%           $6.00    April 22, 2006
Phillip E. Pearce       50,000          9.2%           $6.00    June 14, 2006
Jacques Rebibo          50,000          9.2%           $6.00    June 14, 2006
Harry S. Soyster        25,000          4.6%           $6.00    June 14, 2006
Keith P. Hicks          50,000          9.2%           $6.00    June 14, 2006


           Fiscal Year-End Options/Option Values Table.


                       NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                   UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                       AT FISCAL YEAR-END             AT FISCAL YEAR-END ($) (1)
                  --------------------------------    --------------------------
NAME              EXERCISABLE    UNEXERCISABLE        EXERCISABLE  UNEXERCISABLE
                  -----------    -------------        -----------  -------------

John W. Williams       0            50,000                  0             0
Phillip E. Pearce      0            50,000                  0             0
Jacques Rebibo         0            50,000                  0             0
Harry S. Soyster       0            25,000                  0             0
Keith P. Hicks         0            50,000                  0             0

        All of the foregoing options will vest pro-rata over the five-year period ending either in April 2001 or June 2001. None of the foregoing options were exercisable within 60 days of December 31, 1996.

        The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

PROFIT SHARING PROGRAM

        The Company intends to establish a profit sharing program to be administered by the Board of Directors. Under this program, which will remain in effect for five years unless extended by the Board of Directors, executives, key employees and consultants will be eligible to participate in a cash bonus pool. The amount of the cash bonus pool will be determined annually and will be up to 10% of the amount by which the Company's pretax income exceeds 10% of stockholders' equity.

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Edward G. Newman and John F. Moynahan. Mr. Newman's employment agreement provides for a three-year term through December 31, 1998; initial annual base compensation of $150,000 subject to a minimum annual increase to $198,000 on January 1, 1997 and of at least the annual increase in the United States Consumer Price Index ("CPI") plus two percent annually thereafter, an annual cash bonus in an amount to be determined by the Board of Directors; and a $2,000,000 life insurance policy payable to his designated beneficiaries. Mr. Newman received payments in 1996 for accrued salaries and expenses related to his employment with Tech Virginia and continues to provide services to Tech Virginia without contract at a fixed payment of $1,000 per month.

        Mr. Moynahan's employment agreement provides for a three-year term through December 31, 1998; initial annual base compensation of $140,000 subject to a minimum annual increase to $150,000 on January 1, 1997 and of at least the annual increase in the CPI thereafter, and an annual cash bonus in an amount to be determined by the Board of Directors.

        The employment agreements with Mr. Newman and Mr. Moynahan also entitle them to participate in all benefits which the Company may offer to its executive officers and employees, as a group. The Company anticipates that such benefits will include an automobile, health insurance and expense reimbursement. Each of the employment agreements automatically renews for an additional three-year term unless terminated in writing by either party on or before October 31, 1998. Each of the employment agreements also provides for termination at the option of the employee in the event of a change of control (which is defined as Mr. Edward Newman ceasing to serve as either the Chairman of the Company's Board of Directors or its President and Chief Executive Officer) and that upon any such termination the employee is entitled to at least two years of annual compensation under his employment agreement.

OMNIBUS STOCK INCENTIVE PLAN

        The 1996 Omnibus Stock Incentive Plan (the "1996 Incentive Plan") was adopted by the Company's Board of Directors effective January 1, 1996. The 1996 Incentive Plan provides for the granting of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights ("SARs") and grants of shares of Common Stock subject to certain restrictions ("Restricted Stock") up to a maximum of 650,000 shares to officers, directors, employees and others. Incentive Stock Options can be awarded only to employees of the Company at the time of the grant. No options, SARs or restricted stock ("Restricted Stock") may be granted under the 1996 Incentive Plan subsequent to December 31, 2006.

        The 1996 Incentive Plan is administered by the Compensation Committee of the Board of Directors (subject to the authority of the full Board of Directors), which determines the terms and conditions of the options, SARs and Restricted Stock granted under the 1996 Incentive Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Messrs. Steven A. Newman, Soyster and Pearce currently are the members of the Compensation Committee.

        The exercise price of all Incentive Stock Options granted under the 1996 Incentive Plan must equal at least the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company ("Substantial Stockholders"), the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the 1996 Incentive Plan shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under 1996 the Incentive Plan may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The 1996 Incentive Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

        The  1996  Incentive  Plan  provides  the  Board  of  Directors  or  the
Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, all options terminate and no longer are exercisable unless termination is due to death or disability, in which case the options are exercisable within one year of termination.

        The 1996 Incentive Plan provides that upon a change in control of the Company, all previously granted options and SARs immediately shall become exercisable in full and all Restricted Stock immediately shall vest and any applicable restrictions shall lapse. The 1996 Incentive Plan defines a change of control as the consummation of a tender offer for 25% or more of the outstanding voting securities of the Company, a merger or consolidation of the Company into another corporation less than 75% of the outstanding voting securities of which are owned in aggregate by the stockholders of the Company immediately prior to the merger or consolidation, the sale of substantially all of the Company's assets other than to a wholly-owned subsidiary, or the acquisition by any person, business or entity other than by reason of inheritance of over 25% of the Company's outstanding voting securities. The change of control provisions of the 1996 Incentive Plan may operate as a material disincentive or impediment to the consummation of any transaction which could result in a change of control.

        The 1996 Incentive Plan provides the Board of Directors or the Compensation Committee discretion to grant SARs in connection with any grant of options. Upon the exercise of a SAR, the holder shall be entitled to receive a cash payment in an amount equal to the difference between the exercise price per share of options then exercised by him and the fair market value of the Common Stock as of the exercise date. The holder is required to exercise options covering the number of shares, which are subject to the SAR so exercised. SARs are not exercisable during the first six months after the date of grant, and may be transferred only by will or the laws of descent and distribution.

        The 1996 Incentive Plan also provides the Board of Directors or the Compensation Committee discretion to grant to key persons shares of Restricted Stock subject to certain limitations on transfer and substantial risks of forfeiture.

        As of December 31, 1996 a total of 993,930 options were outstanding, 650,000 of which are counted against the number of shares subject to issuance under the 1996 Incentive Plan. Additional options of 93,930 above the current maximum of 650,000 shares have been granted contingent upon stockholder approval of the 1997 Stock Incentive Plan. Each of the outstanding options has an exercise price at least equal to the fair market value of the Common Stock on the date of grant with the exception of 200,000 shares which are subject to acquisition by an officer of the Company and 50,000 shares which are subject to acquisition by an employee of the Company at $0.0l per share over the period 1995 through 1999. As of December 31, 1996, there were no SARs outstanding and there has been one grant of Restricted Stock. All outstanding options vest on a pro-rata basis over a five-year period.

ESCROWED SHARES

        As a condition to the Company's initial public offering (the "IPO"), Royce Investment Group, the Representative of the several underwriters (the "Representative") required certain of the Company's stockholders to deposit a total of 1,800,000 shares of Common Stock (the "Escrowed Shares"), in escrow pursuant to an escrow agreement with Continental Stock Transfer & Trust Company, the escrow agent and the Representative ,1,707,210 of the Escrowed Shares are owned by officers and directors of the Company. The Escrowed Shares are subject to incremental release to the depositing stockholders based upon the Company's total revenues and net earnings (loss) for the 12-month periods ending September 30, 1997, 1998 and 1999. The Escrowed Shares will be released in the amounts set forth below only upon the achievement by the Company of the following Performance Targets:

        - 300,000 shares if the Company achieves gross revenues of at least $20,000,000 and a net loss, if any, not in excess of $500,000 for the 12 months ending September 30, 1997;

        - 750,000 shares if the Company achieves gross revenues of at least $45,000,000, and earnings per share of at least $1.00 for the 12 months ending September 30, 1998; and

        - 750,000 shares if the Company achieves gross revenues of at least $90,000,000 and earnings per share of at least $1.25 for the 12 months ending September 30, 1999.

        Notwithstanding the foregoing, if at any time the closing bid price of the Common Stock reported on The Nasdaq SmallCap Market equals or exceeds $11.00 per share for 25 consecutive trading days or for 30 out of 35 consecutive trading days (the "Nasdaq Price Target") during the period ending September 30, 1999, all Escrowed Shares then remaining in escrow will be released from the escrow and returned to the stockholders.

        The Escrowed Shares will be subject to incremental release only in the event the Company achieves the Performance Targets in the 12 months ending September 30, 1997, 1998 and/or 1999. In addition, upon achieving the Nasdaq Price Target at any time during the period ending on or prior to September 30, 1999 all then Escrowed Shares will be released. If the Performance Targets are not met in any of the relevant 12-month periods (and the price of the Common Stock has not met or exceeded the price described above prior to the expiration of the applicable 12-month period), the Escrowed Shares in the amounts stated above will be returned to the Company and cancelled. The earnings per share calculation will be based on the fully diluted earnings per share, but excluding shares issued pursuant to the Unit Purchase Option granted to the Representative, extraordinary items, or any compensation expense charged to the Company related to the release of the Escrowed Shares. The determination of earnings per share will be made in accordance with generally accepted accounting principles and will be based on the financial statements of the Company filed pursuant to the Securities Exchange Act of 1934, as amended. Escrowed Shares are not transferable or assignable although they may be voted by the holder.

        The Performance Targets and the Nasdaq Price Target were determined by negotiation between the Company and the Representative and do not imply or predict any future performance by the Company. The market value of any Escrowed Shares held by officers, employees or consultants at the time they are released will be deemed to be additional compensation expense to the Company. Upon such an occurrence the Company will recognize a potentially material charge to income which could reduce or eliminate earnings, if any. The amount of compensation expense recognized by the Company will not affect the Company's total stockholders' equity or working capital.

        Given the expected start of volume production in the current quarter, the Company's management believes that it is likely that the Company's gross revenues and allowable losses will not meet the Performance Targets for the 12-month period ending September 30, 1997. Accordingly, the release of the Escrowed Shares for this period is only likely if the stock price equals or exceeds $11.00 for 25 consecutive trading days or 30 out of 35 consecutive trading days prior to September 30, 1997. If conditions are not met for release from escrow, then 300,000 Escrowed Shares of stock will be returned to the Company on September 30, 1997 and canceled, resulting in no earnings impact and a commensurately lower number of outstanding shares.

CONSULTING AGREEMENTS

        The Company and Steven A. Newman entered into a Consulting Agreement dated as of January 1, 1996, as amended January 1, 1997. Pursuant to the
Consulting Agreement, Mr. Newman will provide consulting services which includes, among other things, the review and assistance in the preparation of the Company's business strategies, assisting with the recruitment and hiring of key executives and provide. advice regarding financing, contracting, management, overseas operations, strategic alliances and ventures. The annual consulting fee is $150,000 payable on a monthly basis. The term of the Consulting Agreement is four years terminating on December 31, 2000 unless renewed by the parties.

        In 1996, the Company entered into a two-year consulting agreement with Victor J. Lombardi whereby Mr. Lombardi agreed to provide business development and marketing services to the Company in exchange for warrants which entitle Mr. Lombardi to purchase 100,000 shares of Common Stock at $6.00 per share through December 31, 1999.

        In May 1995, the Company entered into a three-year consulting agreement with Dr. Andrew Heller whereby Dr. Heller agreed to provide strategic planning, business management, strategic product development and market and financial introductions services to the Company. In consideration of services rendered by Dr. Heller to the Company prior to that time and as an inducement to enter into the consulting agreement, Dr. Heller was granted 100,000 shares of Common Stock which were valued at $5.00 per share for financial reporting purposes.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of Gen. Harry E. Soyster (Ret.), Dr. Steven A. Newman and Phillip E. Pearce. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In connection with transactions described below, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. In each instance described below, the disinterested directors (either at or following the time of the transaction) reviewed and approved the fairness and reasonableness of the terms of the transaction. The Company believes that each transaction was fair and reasonable to the Company and on terms at least as favorable as could have been obtained from non-affiliates. Transactions between any corporation and its officers and directors are subject to inherent conflicts of interest.

TECH INTERNATIONAL AND TECH VIRGINIA

        Since December 1992, the Company has maintained various business relationships with Tech International and since 1994, with Tech Virginia. Tech International operates a computer software and consulting business. Until December 30, 1994, Tech International's Virginia operations were conducted through its Virginia business unit. In December 30, 1994, Tech International spun-off the Virginia business unit (the "Spin-Off") as Tech Virginia. Edward G. Newman, a principal stockholder, director and the Chairman, President and Chief Executive Officer of the Company and Steven A. Newman and Eugene J. Amobi, directors of the Company, were the stockholders, and continue as officers and directors of Tech Virginia. Eugene J. Amobi is the sole director and stockholder of Tech International.

MANAGEMENT PERSONNEL AGREEMENTS WITH TECH VIRGINIA

        Messrs. Edward G. Newman, Steven A. Newman and Eugene Amobi each had employment agreements with Tech Virginia under which each of them was entitled to a salary and each was eligible to receive certain bonuses. The agreements with Messrs. Edward G. Newman and Steven A. Newman required each of them to devote only reasonable time and attention to Tech Virginia, provided their activities for Tech Virginia did not interfere with their obligations to the Company. Upon the acquisition of Tech Virginia by the Company, such employment agreements were terminated by agreement with Messrs. Newman, Newman, and Amobi. Messrs. Newman, Newman and Amobi have continued to provide services to Tech Virginia since the acquisition without contract but under similar terms and conditions as their terminated agreements.

CONSULTING AGREEMENT

        Steven A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation - Consulting Agreements.

                ------------------------------------------------
                                   Proposal 3

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
                   AUTHORIZED COMMON STOCK AND PREFERRED STOCK
                ------------------------------------------------


        On July 1, 1997, the Board of Directors unanimously adopted a resolution approving a proposal to amend Article Fourth of the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 30,000,000 to 40,000,000, and to increase the number of shares of Preferred Stock which the company is authorized to issue from 5,000,000 to 6,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

        The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 30,000,000 to 40,000,000 and increase the number of shares of Preferred Stock which the Company is authorized to issue from 5,000,000 to 6,000,000. The additional 10,000,000 shares of Common Stock will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each share of Common Stock entitles the holder to one vote. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

        The additional 1,000,000 shares of Preferred Stock will be a part of the existing authorized Preferred Stock and, if and when issued, will have such rights and privileges as may be determined by the Board of Directors at the time of issuance thereof.

        Reference is made to the proposed amendment to Article Fourth of the Company's Certificate of Incorporation which is set forth under the heading "Proposed New Article Fourth to the Company's Certificate of Incorporation" in Exhibit C to this Proxy Statement.

        The Company has no present plans, arrangements or understandings for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock. However, the Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its stockholders. The proposed amendment would provide additional authorized shares of Common Stock and Preferred Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed), for corporate purposes which the Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans.

        The authority possessed by the Board of Directors to issue Common Stock and Preferred Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

        If the proposed amendment is adopted, there would be 20,277,129 authorized shares of Common Stock that are not outstanding or reserved for issuance and 5,997,000 authorized shares of Preferred Stock that are not outstanding or reserved for issuance. As of the Record Date, the Company had 14,259,112 shares of Common Stock issued and 5,463,759 shares of Common Stock reserved for future issuance upon the exercise of certain warrants and options and 3,000 shares of Series A Preferred Stock issued and outstanding.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS
PROPOSAL.

                  ---------------------------------------------
                                   Proposal 4

                    APPROVAL OF THE 1997 STOCK INCENTIVE PLAN
                  ---------------------------------------------

        On April 10, 1997, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 1997 Stock Incentive Plan (the "1997 Plan"). The 1997 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees), and to consultants and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

        The following summary of certain material features of the 1997 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1997 Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE STOCK INCENTIVE PLAN AND ELIGIBILITY

        The 1997 Plan authorizes the issuance of stock appreciation rights ("SARs") and the grant of options and restricted stock related to a maximum of 1,650,000 shares of the Company's Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees), and to consultants and directors who are not employees of the Company. Upon expiration, cancellation, termination or forfeiture of stock grants or options, the shares of the Common Stock subject thereto will again be available for grant under the 1997 Plan. No options or stock grants have been granted to date under the 1997 Plan, other than grants to (i) Steven A. Newman, James J. Ralabate and Harry E. Soyster, directors of the Company, of options to purchase 50,000, 50,000 and 25,000 shares of Common Stock, respectively, in each case, at an exercise price of $3.00 per share, and (ii) Steven A. Newman, as partial payment of consulting services pursuant to a Consulting Agreement dated as of January 1, 1996, as amended January 1, 1997, of options to purchase 50,000 shares of Common Stock, at an exercise price of $2.38 per share, which grants are subject to stockholder approval of this proposal.

TYPE OF AWARD

        The following awards ("Awards") may be granted under the 1997 Plan: stock options which are either incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"), SARs and Common Stock which may be subject to contingencies or restrictions. ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an "incentive stock option" under the Code.

ADMINISTRATION

        The 1997 Plan will be administered by a committee of the Board of Directors consisting of at least two members of the Board (the "Committee"). Each member of the Committee is a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The initial members of the Committee shall be the members of the Compensation Committee, who are Messrs. Steven Newman, Pearce and Soyster.

        Among other things, the Committee is empowered to determine, within the express limits contained in the 1997 Plan: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions, including without limitation, contingencies or restrictions relating to entering into a covenant not to compete, to financial objectives and/or to the period of continued employment of the Award holder, and to determine whether such contingencies or restrictions have been met; whether an Award holder is disabled; the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; with the consent of the Award holder, to cancel or modify an Award, pursuant to the terms of the Plan and the Code; to prescribe, amend and rescind rules and regulations relating to the Plan; and to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein). The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 1997 Plan and to make all other determinations necessary or advisable for administering the 1997 Plan and to construe each contract ("Contract") entered into by the Company with an Award holder under the 1997 Plan.

TERMS AND CONDITIONS OF OPTIONS

        Options granted under the 1997 Plan will be subject to, among other things, the following terms and conditions:

        (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (c) The maximum number of shares of Common Stock for which options and SARs may be granted to an employee in any calendar year is 350,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

        (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of Common Stock or any combination thereof.

        (e) If eligible, an optionee who uses previously acquired shares of Common Stock to exercise a prior option granted under the Plan shall automatically be granted an option to purchase the same number of shares so used; provided, however, that the exercise price of the new option shall be the fair market value of the Common Stock on the date of grant of such new option; and further provided that if the prior option was an ISO and at the time the new option is granted, the option owns (or is deemed to own) more than 10% of the voting power of the Company, the exercise price of the new option shall be 110% of the fair market value of the Common Stock or the date of grant of such new option and its terms shall not exceed five years.

        (f) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).

TERMS AND CONDITIONS OF SARS

        SARs may be granted by the Committee, in its sole discretion, to key employees (including officers and directors who are key employees), consultants to, and outside directors of the Company. An SAR entitles the holder to be paid upon exercise, in cash, check or by shares of Common Stock, as determined by the Committee, the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise over the base price of such shares. If the Contract so provides, such amount may be multiplied by a performance factor which meets the requirements of the Code. The base price is determined by the Committee upon grant, but it may not be less than the fair market value of the Common Stock on the grant date. The term of any SAR is determined by the Committee, but may not exceed ten years.

RESTRICTED STOCK AWARDS

        The Committee may from time to time, in its sole discretion, grant shares of Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company, which may be subject to such contingencies and restrictions as set forth in the applicable Contract. Upon issuance of the shares, the Award holder is considered to be the record owner of the shares and, subject to the contingencies and restrictions set forth in the Award, has all the rights of a shareholder. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

TERMINATION OF RELATIONSHIP

        Except as may otherwise be provided in the applicable Contract, if an Award holder's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the Award holder), the option or SAR may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option or SAR. If an Award holder's relationship is terminated for any reason (including the death or disability of the Award holder), the Award shall cease any further vesting and the unvested portion shall be forfeited to the Company without consideration. If the relationship was terminated either for cause or without the consent of the Company, the option or SAR will terminate immediately. In the case of the death of a holder while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option or SAR, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option or SAR. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option or SAR, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. The holder shall have no right to continue as an employee, consultant or director of the Company or interfere in any way with any right of the Company to terminate the holder's relationship to the Company at any time for any reason whatsoever without liability to the Company.

WITHHOLDING

        The Company may withhold cash and/or shares of Common Stock to be issued under an Award or upon exercise of an option or SAR, having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant, vesting, exercise or disposition of an Award or the disposition of underlying shares of Common Stock. Alternatively, the Company may require the Award holder to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

        Appropriate adjustments will be made in the number and kind of shares available under the 1997 Plan, in the number and kind of shares subject to each outstanding option or SAR and the exercise or base prices of such options or SARs, any contingency based on the number or kind of shares and the maximum number of options and SARs that may be granted to an employee in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, spinoff, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or
(b) a merger in which the Company is not the surviving corporation or a consolidation, (c) any transaction (or series of related transactions) in which
(i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company), any outstanding options or SARs and unvested restricted stock awards shall terminate upon the earliest of any such event, unless other provision is made therefor on the transaction.

DURATION AND AMENDMENT OF THE 1997 PLAN

        No ISO may be granted under the 1997 Plan after May 31, 2007. The Board of Directors may at any time terminate or amend the 1997 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of Awards or increase the maximum number of options or SARs that may be granted to an employee in any year, (b) change the eligibility requirements for persons who may receive Awards or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an Award holder with respect to an outstanding Award without the holder's consent.

FEDERAL INCOME TAX TREATMENT

        The following is a general summary of the federal income tax consequences under current tax law of options, SARs and restricted stock. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the grant, vesting or disposition of an Award or the ownership or disposition of the underlying shares of Common Stock.

        An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option or SAR.

        Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

        Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

        In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

        Upon the exercise of an SAR, the Award holder will recognize ordinary income in an amount equal to the amount payable by the Company upon such exercise, and the Company will generally be entitled to a deduction therefor.

        An employee, consultant or director who receives a grant of stock which is subject to a substantial risk of forfeiture will generally recognize ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the Award holder may elect to be taxed on the value of unrestricted stock at the time of grant. The Company is generally entitled to a deduction equal to the amount required to be included in income by the Award holder.

REQUIRED VOTE

        Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 1997 Plan is not approved by Stockholders, the 1997 Plan will not be effective.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1997 PLAN.

                                   ACCOUNTANTS

        Coopers & Lybrand L.L.P. served as the Company's independent auditors for the fiscal year ended December 31, 1996, and it is expected that Coopers & Lybrand L.L.P. will act in that capacity for the fiscal year ending December 31, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from shareholders.

                              STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 1998 Annual Meeting must be received by the Company for inclusion in its proxy materials by February 5, 1998.

                                  OTHER MATTERS

        Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors

                                              James J. Ralabate
                                              Secretary


August 11, 1997

                                                                       EXHIBIT A

                      PROPOSED NEW ARTICLE II, SECTION 2.1
                             TO THE COMPANY'S BYLAWS


        Section 2.1 Number, Classification, and Term of Office. The business, property, and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of no less than one and no more than twelve; provided, however, that the Board, by resolution adopted by vote of a majority of the then authorized number of directors, may increase or decrease the number of directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. At the August 28, 1997 annual meeting of stockholders, Class I, Class II and Class III directors shall be elected for initial terms expiring at the next succeeding annual meeting, the second succeeding annual and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders after August 28, 1997, the directors chosen to succeed those in the class whose terms then expire shall be elected by the stockholders for terms expiring at the third succeeding annual meeting after their election and until their respective successors are elected and qualified. Newly created directorships or any decrease in directorships resulting from increases and decreases in the number of directors shall be so apportioned among the classes as to make all the classes as nearly equal in number as possible; provided, that when the Board increases the number of directors and fills the vacancies created thereby such director will hold office for the term expiring at the annual meeting of stockholders for the term of the class to which they have been elected expires.

                                                                       EXHIBIT B
                                                                       ---------

                            1997 STOCK INCENTIVE PLAN

                                       of

                              XYBERNAUT CORPORATION

            1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), stock appreciation rights ("SARs") and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

            2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 1,650,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

            3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 18) (collectively, the "Committee"). Unless otherwise provided in the Bylaws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

            Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder.

            4. OPTIONS

            (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options or SARs that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 350,000 shares; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

            (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

            (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

            (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

            The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

            In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

            (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); provided, however, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and further, provided, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market

Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

            5. STOCK APPRECIATION RIGHTS.

            (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance factor as set forth in the Contract; provided, however, that such performance factor shall meet the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

            (b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

            (c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

            (d) EXERCISE. An SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

            The holder of an SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares.

            In no case may an SAR be exercised with respect to a fraction of a share of Common Stock.

            6. RESTRICTED STOCK. The Committee may from time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

            7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 18), or
(b) without the consent of the Company, such option shall terminate immediately.

            For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

            Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

            Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

            Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

            8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent,
(b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

            Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

            9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

            The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

            In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

            11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not withstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

            In the event of (a) the  liquidation  or dissolution of the Company,
(b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company, any outstanding options, SARs or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

            12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on [date], 1997. No ISO may be granted under the Plan after [date-1], 2007. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or
(c)  make  any  change  for  which   applicable  law,   regulation,   ruling  or
interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

            13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

            14. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

            15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

            16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

            17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CER TAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation.

            18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

            (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

            (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i),
(ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

            (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

            (g) "Nasdaq" shall mean the Nasdaq Stock Market.

            (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

            (i) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

            (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

            (k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

            19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

            Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

            20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

            21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; provided, however, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before [date - 1], 1998, the Plan and any Awards granted hereunder shall terminate.

                                                                       EXHIBIT C
                                                                       ---------

                  PROPOSED NEW ARTICLE FOURTH TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

              (Changes from current Article Fourth are underlined)

           "Fourth.  Authorized Shares.

           A. The aggregate number of shares which the Corporation shall have the authority to issue is 46,000,000 of which 6,000,000 shares of the par value of $.01 shall be designated Preferred Shares and 40,000,000 shares of the par value of $.01 shall be designated Common Shares.

           B. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware."

PROXY                                                                      PROXY
-----                                                                      -----

                              XYBERNAUT CORPORATION

                 (Solicited on behalf of the Board of Directors)


        The undersigned holder of Common Stock of XYBERNAUT CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Edward G. Newman, John F. Moynahan and Martin E. Weisberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of XYBERNAUT CORPORATION, to be held at the Company's offices at 12701 Fair Lakes Circle, Fairfax, Virginia 22033 on Thursday, August 28, 1997, at 10:00 A.M., and at any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

        Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 1 and 3.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

__________________      _______________       PLEASE MARK YOUR               |X|
ACCOUNT NUMBER              COMMON            CHOICE LIKE THIS IN
                                              BLUE OR BLACK INK:

                                                 Will attend the meeting     |_|

                       The Board of Directors Recommends a
                      Vote FOR all listed nominees and FOR
                              Proposals 1, 3 and 4.

(1) Proposal to amend the Company's Bylaws to provide for the classification of directors into three classes

        FOR                AGAINST               ABSTAIN
        |_|                  |_|                   |_|

(2)    Election of nine Directors

             FOR all nominees listed             WITHHOLD AUTHORITY to vote
       (except as marked to the contrary)       for all listed nominees below
                       |_|                                   |_|

               Class I                  Class II                Class III
Nominees:   Keith P. Hicks           Eugene J. Amobi         Edward G. Newman
            John F. Moynahan         Phillip E. Pearce       Steven A. Newman
            Martin Eric Weisberg     Harry E. Soyster        James J. Ralabate

       In the event the proposal to amend the Company's Bylaws to provide for the classification of directors is not approved, a vote FOR would be for the election of all nine directors for a term of one year and until their successors are duly elected and qualified.

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

(3) Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock

        FOR                AGAINST               ABSTAIN
        |_|                  |_|                   |_|

(4)    Proposal to adopt the Company's 1997 Stock
       Incentive Plan

        FOR                AGAINST               ABSTAIN
        |_|                  |_|                   |_|

(5)    In their  discretion,  the  Proxies  are
       authorized   to  vote  upon  such  other
       business as may properly come before the Annual Meeting.

                                              Dated  _____________________, 1997

                                              __________________________________

                                              __________________________________
                                                        Signature(s)

                                                (Signatures  should  conform  to
                                                names as registered. For jointly
                                                owned shares,  each owner should
                                                sign.  When signing as attorney,
                                                executor,         administrator,
                                                trustee,  guardian or officer of
                                                a corporation,  please give full
                                                title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY